Related-Party Transactions	12 Months Ended
Dec. 31, 2025
EBP 001
EBP, Related Party and Party-in-Interest Transactions [Line Items]
Related-Party Transactions

NOTE 7 – Related-Party Transactions
At December 31, 2025 and 2024, the Plan held 2,014,252 and 2,096,910 shares, respectively, of the common stock of the Company, with a cost basis of $70,648,557 and $71,344,459 at December 31, 2025 and 2024, respectively. Contributions receivable as of December 31, 2025 and 2024 included $4,994,445 and $3,895,979, respectively, to be put towards the purchase of shares of common stock. During the year ended December 31, 2025, the Plan recorded dividend income of $2,757,582 from Company common stock.
Certain Plan investments are shares of mutual funds and money market accounts managed by Fidelity Investments Institutional Operations Company, Inc. (“Fidelity”). Fidelity Management Trust Company, a related Fidelity company, is the trustee as defined by the Plan and, therefore, these transactions qualify as party-in-interest transactions. Fees paid by the Plan for the investment management services are included as a reduction of the return earned on each fund.
Additionally, the Plan issues loans to participants, which are secured by the participant’s account balances. These transactions qualify as party in interest transactions.
Fidelity receives revenue from mutual fund and collective trust fund service providers for services Fidelity provides to the funds. This revenue is used to offset certain amounts owed to Fidelity for its administrative services to the Plan. If the revenue received by Fidelity exceeds the amount owed under the Plan, Fidelity remits the excess to the Plan’s trust on a quarterly basis. Such amounts may be applied to pay Plan administrative expenses or allocated to the accounts of the participants.
Certain administrative functions of the Plan are performed by officers or employees of the Company. No such officer or employee receives compensation from the Plan.